[LOGO OF ALLIANCE CAPITAL]

ACM Managed Dollar
Income Fund

Semi-Annual Report
March 31, 2000

ALLIANCE CAPITAL [LOGO]
------------------------------------
The Investment Professional's Choice

              Investment Products Offered

               . Are Not FDIC Insured
               . May Lose Value
               . Are Not Bank Guaranteed
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

LETTER TO SHAREHOLDERS
May 16, 2000


Dear Shareholder:
We are pleased to report to you on the strategy, performance and outlook of the ACM Managed Dollar Income Fund for the semi-annual reporting period ended March 31, 2000.

Investment Objectives and Policies
The Fund is designed for investors who seek high current income and capital ap-preciation. To achieve this objective, it invests primarily in high-yielding, high-risk U.S. and non-U.S. fixed income securities, denominated in U.S. dol-lars, that we expect to benefit from improving economic and credit fundamentals.

Fund Performance
The following table shows how the Fund performed over the past six-month and 12-month periods ended March 31, 2000. For comparison, we have included a com-posite consisting of 65% of the JP Morgan Emerging Markets Bond Index Plus (JPM EMBI+)--a standard measure of the performance of a basket of unmanaged emerging market debt securities--and 35% of the CS First Boston High Yield Index (FBHYI)--a standard measure of the performance of a basket of unmanaged U.S. high yield debt securities. We compare your Fund's performance to the composite because the composite more closely resembles the portfolio composition of your Fund.

We are pleased to report that the Fund outperformed the benchmark for both the six- and 12-month periods. Our use of leverage (23.80% leveraged as of Septem-ber 30, 1999) and our emerging

 INVESTMENT RESULTS*
 Periods Ended March 31, 2000

                      Total Returns
                    6 Months 12 Months
 -------------------------------------
  ACM Managed
  Dollar Income
  Fund               14.13%   20.45%
 -------------------------------------
  JP Morgan
  Emerging Markets
  Bond Index Plus    21.16%   29.05%
 -------------------------------------
  CS First Boston
  High Yield Index    0.77%    0.30%
 -------------------------------------
  Composite:
  65%/35% (65% JPM
  EMBI+ 35% FBHYI)   14.02%   18.99%
 -------------------------------------

 * The Fund's
   investment results
   represent total
   returns and are
   based on the net
   asset value as of
   March 31, 2000. All
   fees and expenses
   related to the
   operation of the
   Fund have been
   deducted. Returns
   for the Fund include
   the reinvestment of
   any distributions
   paid during the
   period. Past
   performance is no
   guarantee of future
   results.

   The JP Morgan
   Emerging Markets
   Bond Index Plus is
   composed of dollar-
   denominated
   restructured
   sovereign bonds; a
   large percentage of
   the index is made up
   of Brady bonds. The
   CS First Boston High
   Yield Index is a
   trader-priced
   portfolio
   representing 250
   sectors and
   constructed to
   mirror the high-
   yield debt market.
   The indices are
   unmanaged and
   reflect no fees or
   expenses. An
   investor cannot
   invest directly in
   an index, and its
   results are not
   indicative of any
   specific investment,
   including ACM
   Managed Dollar
   Income Fund.


--------------------------------------------------------------------------------
                                                ACM MANAGED DOLLAR INCOME FUND.1

        LETTER TO
     SHAREHOLDERS

market debt holdings enhanced performance for both periods. In particular, our holdings in Russia and Latin America performed well during both time periods as global growth accelerated.

Market Overview
The global macroeconomic outlook continues to brighten. The U.S. economy grew 7.3% during the final quarter of 1999 and 5.4% during the first quarter of 2000. Consumer spending appears to have accelerated during the first quarter as consumers remain confident. The rise in commodity prices, led by oil, is affecting U.S. inflation as the headline Consumer Price Index touched 3.7% in March on a year-over-year basis, more than double the 1.6% rate in February 1999. With economic activity remaining strong, the U.S. Federal Reserve en-acted four rate hikes, moving interest rates to 6.50%.

Europe is enjoying a virtuous circle of falling unemployment, improved con-sumer confidence and spending, and stronger economic growth. European govern-ments are maintaining fiscal discipline while adopting business-friendly re-forms. Japan is expected to finally grow as corporate restructuring, stimula-tive public policies and a technology investment boom are supporting a still-fragile economy. Consumer and business spending are accelerating, and a self-sustaining recovery could be under way in Japan late this year. Strength in the developed economies is spilling over to East Asia, Latin America, and emerging Europe. Finally, the dollar broke through parity with the euro in late January, reaching a high of $0.95 versus the euro during the period, while the dollar traded in a 100-110 range against the yen during the quarter.

Emerging market debt performed well over the period as global economic growth continued to improve. The emerging market debt sector outperformed all other bond market sectors, posting 21.16% (as measured by the JPM EMBI+) during the six-month period. Most individual country returns were positive during the pe-riod with Russia posting the largest gains (+122%, as measured by the JPM EMBI+). Russia outperformed during the period due to the change in political leadership, higher oil prices, and a favorable debt rescheduling agreement. Other individual outperformers included Ecuador (+40%) and Brazil (+21%), both measured by the JPM EMBI+.

During the six-month period, the high-yield market posted a modest return of 0.77% as measured by the CS First Boston High Yield Index. Liquidity concerns, rising default rates and mutual fund outflows all contributed to weakness in the high-yield sector during the period. The best performing industry sectors included paper and packaging, communications, technology and cable, while health care, supermarket and drug, retail, consumer and manufacturing were among the worst performing. Double B rated securities outperformed single B rated securities, as excess supply and reduced liquidity caused investors to focus on larger, more liquid securities.

-------------------------------------------------------------------------------
2.ACM MANAGED DOLLAR INCOME FUND

     LETTER TO SHAREHOLDERS


Outlook
In the period ahead, we expect the U.S. economy to remain relatively strong and the global economy to continue to strengthen. We believe that ongoing re-forms and a favorable economic backdrop will make the emerging market sector the best performing sector of fixed-income securities. Stronger global growth, coupled with recent firming in commodity prices, will continue to provide the environment necessary for emerging countries to further improve their credit profiles.

Emerging European countries are enjoying healthy recoveries in the aftermath of the Russian economic turmoil and the Asian crisis. We forecast a 3.5% growth for this region in 2000. With improving global growth and liquidity conditions, we expect East Asian growth to reach 6.5% in 2000, following a similar pace in 1999. Labor market conditions are improving, boosting consumer spending, while export earnings are driving investment expenditures. The Latin American region should continue its recovery momentum, as we look for this re-gion to head toward 4% growth with moderate inflation over the next year.
The underlying fundamentals of a growing economy, low inflation and relatively low (though trending upwards) interest rates remain supportive of high yield. The CS First Boston High Yield Index currently yields in excess of 12% or a 6% premium to Treasuries, which is generous by historical standards. Another strong year in the equity markets could engender some re-balancing of portfo-lios in 2000 toward fixed-income, and high yield in particular, thereby im-proving demand. We currently view the high-yield market as relatively cheap compared to other fixed-income sectors, and we expect over a medium to longer-term time horizon that the high-yield sector will perform well.

-------------------------------------------------------------------------------
                                               ACM MANAGED DOLLAR INCOME FUND.3

        LETTER TO
     SHAREHOLDERS


[PHOTO]


               John D.
               Carifa


[PHOTO]
               Wayne D.
               Lyski

Portfolio Manager, Wayne
D. Lyski, oversees
fixed-income investment
at Alliance and manages
assets in both domestic
and international mar-
kets.

Mr. Lyski has over 26
years of investment ex-
perience.

Thank you for your continued interest and investment in the ACM Managed Dollar Income Fund. We look forward to reporting to you on market activity and the Fund's investment results in the coming periods.

Sincerely,

/s/ John D. Carifa
John D. Carifa
Chairman

/s/ Wayne D. Lyski
Wayne D. Lyski
President

--------------------------------------------------------------------------------
4.ACM MANAGED DOLLAR INCOME FUND

PERFORMANCE UPDATE


     PERFORMANCE UPDATE

ACM MANAGED DOLLAR INCOME FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 3/31


          ACM Managed Dollar Income Fund -- Yearly Periods Ended 3/31
-----------------------------------------------------------------------------------------------
                                  ACM Managed
                               Dollar Income Fund                                     Composite
-----------------------------------------------------------------------------------------------
   3/31/94*                          -16.76                                               N/A
   3/31/95                           -14.95                                             -3.86
   3/31/96                            49.08                                             36.44
   3/31/97                            35.04                                             26.84
   3/31/98                            26.28                                             16.70
   3/31/99                           -29.73                                             -9.67
   3/31/00                            20.45                                             18.99

Past performance is no guarantee of future results. The Fund's investment re-sults represent total returns and are based on the Fund's net asset value. All fees and expenses related to the operation of the Fund have been deducted. Re-turns for the Fund include the reinvestment of any distributions paid during the period. The composite represents 65% of the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) and 35% of the CS First Boston High Yield Index (FBHYI). The JPM EMBI+ is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The FBHYI is a trader-priced portfolio representing 250 sectors and constructed to mirror the high-yield debt market. An investor cannot invest directly in an index, and its returns are not indicative of any specific investment, including ACM Man-aged Dollar Income Fund.

*Fund returns for the period ended 3/31/94 are from the Fund's inception date of 10/22/93 through 3/31/94. Benchmark returns for the period ended 3/31/94 are from 10/31/93 through 3/31/94. N/A--not available.

--------------------------------------------------------------------------------
                                                ACM MANAGED DOLLAR INCOME FUND.5

PORTFOLIO SUMMARY
March 31, 2000


        PORTFOLIO
          SUMMARY

INCEPTION DATE                PORTFOLIO STATISTICS
10/22/93 (Class A shares)     ASSETS ($ mil): $199.7

     SECURITY TYPE

     36.6% Corporate
     32.8% Sovereign
     13.9% Brady Bonds
      8.8% Yankee Bonds
      2.3% Preferred Stock
      1.8% Loan Participation
      0.6% Common Stock/Warrants
      3.2% Short-term: Time Deposit

     COUNTRY BREAKDOWN

     42.5% United States
     12.0% Brazil
     11.2% Mexico
      9.4% Russia
      7.8% Argentina
      2.6% Bulgaria
      2.6% Venezuela
      1.9% Philippines
      1.8% Morocco
      1.4% Hong Kong
      1.3% Netherlands
      1.3% Peru
      1.1% Turkey
      1.0% United Kingdom
      1.0% Panama
      0.5% Canada
      0.4% Colombia
      0.2% Bermuda

All data as of March 31, 2000. Security type and country breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.

--------------------------------------------------------------------------------
6.ACM MANAGED DOLLAR INCOME FUND

PORTFOLIO OF INVESTMENTS
March 31, 2000 (unaudited)


     PORTFOLIO OF INVESTMENTS

                                                        Principal
                                                           Amount
                                                            (000) U.S. $ Value

------------------------------------------------------------------------------
Sovereign Debt Obligations - 59.1%
Other Sovereign Debt Obligations - 40.0%
Argentina - 6.1%
Republic of Argentina
 9.75%, 9/19/27........................................  $ 3,000  $  2,583,900
 12.00%, 2/01/20.......................................    6,500     6,548,750
 12.125%, 2/25/19......................................    3,000     3,045,000
                                                                  ------------
                                                                    12,177,650
                                                                  ------------
Brazil - 4.2%
Republic of Brazil
 12.25%, 3/06/30.......................................    3,000     2,895,000
 14.50%, 10/15/09......................................    5,000     5,444,000
                                                                  ------------
                                                                     8,339,000
                                                                  ------------
Colombia - 0.4%
Republic of Colombia
 9.75%, 4/23/09........................................    1,000       880,000
                                                                  ------------
Mexico - 11.6%
United Mexican States
 Series XW
 10.375%, 2/17/09......................................   17,000    18,372,750
United Mexican States
 11.375%, 9/15/16......................................    4,000     4,765,000
                                                                  ------------
                                                                    23,137,750
                                                                  ------------
Philippines - 2.3%
Republic of Philippines
 9.875%, 1/15/19.......................................    4,000     3,670,000
 10.625%, 3/16/25......................................    1,000       952,500
                                                                  ------------
                                                                     4,622,500
                                                                  ------------
Russia - 11.5%
Russian Federation, WI
 2.25%, 3/31/30(a).....................................    4,150     1,499,188
Ministry Finance of Russia
 Series IV
 3.00%, 5/14/03(a).....................................   20,200    10,302,000
Russian Federation
 8.75%, 7/24/05........................................   15,000    11,100,000
                                                                  ------------
                                                                    22,901,188
                                                                  ------------
Turkey - 1.3%
Republic of Turkey
 11.875%, 1/15/30......................................    2,500     2,653,125
                                                                  ------------
Venezuela - 2.6%
Republic of Venezuela
 9.25%, 9/15/27........................................    8,000     5,280,000
                                                                  ------------
Total Other Sovereign Debt Obligations
 (cost $71,622,873)....................................             79,991,213
                                                                  ------------

--------------------------------------------------------------------------------
                                                ACM MANAGED DOLLAR INCOME FUND.7

     PORTFOLIO OF
      INVESTMENTS

                                                        Principal
                                                           Amount
                                                            (000) U.S. $ Value

------------------------------------------------------------------------------
Collateralized Brady Bonds - 0.6%
Venezuela - 0.6%
Republic of Venezuela Disc
 Series W-A
 7.00%, 3/31/2020
 (cost $1,118,258).....................................  $ 1,500  $  1,126,950
                                                                  ------------
Non-Collateralized Brady Bonds - 16.4%
Brazil - 10.5%
Republic of Brazil-C Bonds
 8.00%, 4/15/14(b).....................................   27,904    20,894,446
                                                                  ------------
Bulgaria - 3.2%
Republic of Bulgaria IAB FRN
 Series A
 7.0635%, 7/28/24......................................    8,000     6,430,400
                                                                  ------------
Panama - 1.2%
Republic of Panama IRB
 4.25%, 7/17/14(c).....................................    3,000     2,407,500
                                                                  ------------
Peru - 1.5%
Republic of Peru FLIRB
 3.75%, 3/07/17(c).....................................    5,000     3,062,500
                                                                  ------------
Total Non-Collateralized Brady Bonds
 (cost $30,291,122)....................................             32,794,846
                                                                  ------------
Loan Participation - 2.1%
Morocco - 2.1%
Kingdom of Morocco
Loan Participation FRN
 Series A
 6.844%, 1/01/09
 (cost $4,181,184).....................................    4,782     4,286,066
                                                                  ------------
Total Sovereign Debt Obligations (cost $107,213,437)...            118,199,075
                                                                  ------------
U.S. Corporate Debt Obligations - 44.9%
Agriculture - 1.1%
Trans-Resources, Inc.
 Series B
 10.75%, 3/15/08.......................................    3,750     2,268,750
                                                                  ------------
Automotive - 2.5%
Tenneco Automotive, Inc.
 Series B
 11.625%, 10/15/09(a)..................................    5,000     4,900,000
                                                                  ------------
Banking - 0.9%
Bank United Corporation
 8.875%, 5/01/07.......................................    2,000     1,867,374
                                                                  ------------

--------------------------------------------------------------------------------
8.ACM MANAGED DOLLAR INCOME FUND

     PORTFOLIO OF INVESTMENTS

                                                         Principal
                                                            Amount
                                                             (000) U.S. $ Value

-------------------------------------------------------------------------------
Broadcasting & Media - 4.8%
Charter Communication Holdings
 10.25%, 1/15/10(a).....................................  $ 3,500  $  3,395,000
Fox Family Worldwide, Inc.
 9.25%, 11/01/07........................................    4,000     3,580,000
Marvel Enterprises, Inc.
 12.00%, 6/15/09........................................    3,000     2,565,000
                                                                   ------------
                                                                      9,540,000
                                                                   ------------
Casino Hotels - 0.2%
Park Place Entertainment
 9.375%, 2/15/07(a).....................................      500       490,072
                                                                   ------------
Chemicals - 1.4%
Lyondell Chemical Company
 10.875%, 5/01/09.......................................    3,000     2,842,500
                                                                   ------------
Communications - 9.9%
Econophone, Inc.
 13.50%, 7/15/07........................................    4,000     4,195,000
Global Crossing Holding LTD
 9.50%, 11/15/09(a).....................................    2,000     1,940,000
Logix Communications Enterprises, Inc.
 12.25%, 6/15/08........................................    3,250     2,047,500
Viatel, Inc.
 11.50%, 3/15/09........................................    4,000     3,720,000
Winstar Communications, Inc.
 11.00%, 3/15/08........................................    5,000     6,175,000
Winstar Communications, Inc.
 14.75%, 4/15/10(a)(d)..................................    3,500     1,627,500
                                                                   ------------
                                                                     19,705,000
                                                                   ------------
Consumer Manufacturing - 1.9%
Generac Portable Products, LLC
 11.25%, 7/01/06........................................    4,000     3,840,000
                                                                   ------------
Energy - 3.0%
Continental Resources, Inc.
 10.25%, 8/01/08........................................    5,000     4,450,000
Eott Energy Partners LP
 11.00%, 10/01/09.......................................    1,500     1,507,500
                                                                   ------------
                                                                      5,957,500
                                                                   ------------
Fiber Optics - 1.0%
Metromedia Fiber Network
 10.00%, 12/15/09.......................................    2,000     1,917,500
                                                                   ------------
Internet Software - 3.5%
Exodus Communications
 10.75%, 12/15/09(a)....................................    3,000     2,985,000
Psinet Inc.
 11.00%, 8/01/09........................................    2,000     1,950,000

--------------------------------------------------------------------------------
                                                ACM MANAGED DOLLAR INCOME FUND.9

     PORTFOLIO OF
      INVESTMENTS

                                                         Principal
                                                            Amount
                                                             (000) U.S. $ Value

-------------------------------------------------------------------------------
Internet Software - continued
Verio Inc.
 11.25%, 12/01/08.......................................  $ 2,000  $  1,990,000
                                                                   ------------
                                                                      6,925,000
                                                                   ------------
Metal/Minerals - 3.0%
Doe Run Resources Corp.
 Series B
 11.25%, 3/15/05........................................    6,000     5,130,000
Republic Technologies
 13.75%, 7/15/09(a).....................................    4,000       900,000
                                                                   ------------
                                                                      6,030,000
                                                                   ------------
Paper Packaging - 2.9%
Crown Paper Co.
 11.00%, 9/01/05(e).....................................    5,000     1,525,000
Russell-Stanley Holdings, Inc.
 10.875%, 2/15/09.......................................    5,000     4,325,000
                                                                   ------------
                                                                      5,850,000
                                                                   ------------
Petroleum Products - 1.4%
Chesapeake Energy Corp.
 Series B
 9.625%, 5/01/05........................................    3,000     2,797,500
                                                                   ------------
Plastics - 0.9%
Foamex LP
 13.50%, 8/15/05........................................    2,000     1,780,000
                                                                   ------------
Telecommunications - 6.5%
Colo.com
 13.875%, 3/15/10(a)....................................    1,000     1,025,000
Global Telesystems Group
 9.875%, 2/15/05........................................    2,000     1,650,000
Iridium LLC Capital Corp.
 Series B
 14.00%, 7/15/05(e).....................................    5,000       125,000
Level 3 Communications
 11.00%, 3/15/08(a).....................................    3,000     2,880,000
Nextlink Communications
 10.50%, 12/01/09(a)....................................    4,000     3,810,000
NTL Communications Corp.
 Series B
 11.50%, 10/01/08.......................................    2,000     2,060,000
Spectrasite Holdings Inc.
 12.875%, 3/15/10(a)(d).................................    2,750     1,354,375
                                                                   ------------
                                                                     12,904,375
                                                                   ------------
Total U.S. Corporate Debt Obligations
 (cost $105,786,652)....................................             89,615,571
                                                                   ------------

--------------------------------------------------------------------------------
10.ACM MANAGED DOLLAR INCOME FUND

     PORTFOLIO OF INVESTMENTS

                                                         Shares or
                                                         Principal
                                                            Amount
                                                             (000) U.S. $ Value

-------------------------------------------------------------------------------
Non-U.S. Corporate Debt Obligations - 10.8%
Argentina - 3.4%
IMPSA Metalurgicas Pescarm
 9.50%, 5/31/02(a)......................................  $ 5,000  $  3,337,500
Supercanal Holdings, SA
 12.00%, 11/07/02.......................................    3,478     3,477,625
                                                                   ------------
                                                                      6,815,125
                                                                   ------------
Bermuda - 0.2%
APP China Group Ltd.
 14.00%, 3/15/10(a).....................................      500       433,750
                                                                   ------------
Canada - 0.6%
Clearnet Communications
 10.125%, 5/01/09(d)....................................    2,000     1,135,000
                                                                   ------------
Hong Kong - 1.7%
Guangdong Enterprises
 8.875%, 5/22/07(a)(e)..................................    7,900     3,318,000
                                                                   ------------
Mexico - 2.1%
Innova S. de R.L.
 12.875%, 4/01/07.......................................    4,500     4,218,750
                                                                   ------------
Netherlands - 1.6%
Cellco Fin N.V. Turkcell
 12.75%, 8/01/05(a).....................................    3,000     3,180,000
                                                                   ------------
United Kingdom - 1.2%
Comcast UK Cable
 11.20%, 11/15/07(d)....................................    1,000       965,000
Dialog Corporation PLC
 Series A
 11.00%, 11/15/07.......................................    1,500     1,462,500
                                                                   ------------
                                                                      2,427,500
                                                                   ------------
Total Non-U.S. Corporate Debt Obligations
 (cost $20,025,500).....................................             21,528,125
                                                                   ------------
Non-Convertible Preferred Stock - 2.8%
Nextel Communications, Inc.
 Series E
 11.125%(f)
 (cost $6,141,722)......................................    5,989     5,569,769
                                                                   ------------
Common Stock & Warrants - 0.7%
OpTel, Inc. Common Stock(g)(h)..........................    8,500            85
Uniroyal Technology Corp.(g)(i).........................   30,000     1,410,000
                                                                   ------------
Total Common Stock & Warrants (cost $161,250)...........              1,410,084
                                                                   ------------

--------------------------------------------------------------------------------
                                               ACM MANAGED DOLLAR INCOME FUND.11

     PORTFOLIO OF
      INVESTMENTS

                                                         Principal
                                                            Amount
                                                             (000) U.S. $ Value

--------------------------------------------------------------------------------
Time Deposit - 3.9%
Societe Generale
 6.25%, 4/03/00
 (cost $7,800,000)......................................  $ 7,800  $  7,800,000
                                                                   ------------
Total Investments - 122.2%
 (cost $247,128,561)....................................            244,122,625
Other assets less liabilities - (22.2%).................            (44,409,435)
                                                                   ------------
Net Assets - 100%.......................................           $199,713,190
                                                                   ------------

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2000, these securities amounted to $47,377,385 or 23.7% of net assets.
(b) Coupon consists of 5.00% cash payment and 3.00% paid-in-kind.
(c) Coupon changes periodically upon a predetermined schedule. Stated interest rate in effect March 31, 2000.
(d) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(e) Security is in default and is non-income producing.
(f) Paid-in-kind preferred, quarterly stock payments.
(g) Non-income producing security.
(h) Common stock, par value is $0.01 per share.
(i) Each warrant entitles the holder to purchase one share at an exercise price of $4.375 per share. Expires 6/01/03.
 Glossary of Terms:
 FLIRB - Front Loaded Interest Reduction Bond.
 FRN - Floating Rate Note.
 IAB - Interest Arrears Bond.
 IRB - Interest Reduction Bond.
 WI - When Issued.

See notes to financial statements.

--------------------------------------------------------------------------------
12.ACM MANAGED DOLLAR INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2000 (unaudited)


     STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments in securities, at value (cost $247,128,561)......... $244,122,625
Cash............................................................       51,620
Receivable for investment securities sold.......................   20,638,111
Interest receivable.............................................    7,895,422
Prepaid expenses and other assets...............................       30,808
                                                                 ------------
Total assets....................................................  272,738,586
                                                                 ------------
Liabilities
Loan payable....................................................   57,500,000
Payable for investment securities purchased.....................   14,812,191
Interest payable................................................      246,466
Advisory fee payable............................................      186,669
Administrative fee payable......................................       37,328
Accrued expenses and other liabilities..........................      242,742
                                                                 ------------
Total liabilities...............................................   73,025,396
                                                                 ------------
Net assets...................................................... $199,713,190
                                                                 ------------
Composition of Net Assets
Common stock, at par............................................ $    220,667
Additional paid-in capital......................................  298,243,767
Distributions in excess of net investment income................   (1,735,110)
Accumulated net realized loss on investment transactions........  (94,010,198)
Net unrealized depreciation of investments......................   (3,005,936)
                                                                 ------------
                                                                 $199,713,190
                                                                 ------------
Net Asset Value Per Share (based on 22,066,661 shares
 outstanding)...................................................        $9.05

                                                                       ------


See notes to financial statements.

--------------------------------------------------------------------------------
                                               ACM MANAGED DOLLAR INCOME FUND.13

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2000 (unaudited)


     STATEMENT OF
       OPERATIONS

Investment income
Interest............................................. $15,657,025
Dividends............................................     316,833
                                                      -----------
                                                                  $15,973,858
Expenses
Advisory fee.........................................     952,661
Administrative fee...................................     190,518
Audit and legal......................................      53,904
Loan fees............................................      49,730
Reports and notices to shareholders..................      42,737
Custodian............................................      35,101
Transfer agency......................................      23,373
Directors' fees......................................      18,293
Registration fees....................................       8,152
Miscellaneous........................................      18,777
                                                      -----------
Total expenses before interest expense...............   1,393,246
Interest expense.....................................   1,889,027
                                                      -----------
Total expenses.......................................               3,282,273
                                                                  -----------
Net investment income................................              12,691,585
                                                                  -----------
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investment transactions.........              (1,993,057)
Net change in unrealized appreciation/depreciation
 of investments and other assets.....................              16,218,000
                                                                  -----------
Net gain on investments..............................              14,224,943
                                                                  -----------
Net Increase in Net Assets from Operations...........             $26,916,528
                                                                  -----------


See notes to financial statements.

--------------------------------------------------------------------------------
14.ACM MANAGED DOLLAR INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS


     STATEMENTS OF CHANGES IN NET ASSETS

                                                Six Months Ended  Year Ended
                                                 March 31, 2000  September 30,
                                                  (unaudited)        1999
                              ---------------------
                                             ---------------------------------
Increase (Decrease) in Net Assets from
Operations
Net investment income..........................   $ 12,691,585   $ 27,228,889
Net realized loss on investment transactions...     (1,993,057)   (56,696,741)
Net change in unrealized
 appreciation/depreciation of
 investments and other assets..................     16,218,000     63,688,493
                                                  ------------   ------------
Net increase in net assets from operations.....     26,916,528     34,220,641
Dividends and Distributions to Shareholders
from
Net investment income..........................    (12,408,609)   (27,228,889)
Distributions in excess of net
 investment income.............................          - 0 -     (2,893,503)
                                                  ------------   ------------
Net decrease in net assets resulting
 from dividends and distributions to
 shareholders..................................    (12,408,609)   (30,122,392)
Common Stock Transactions
Reinvestment of dividends resulting in
 the issuance of Common Stock..................        587,351      3,599,304
                                                  ------------   ------------
Total increase.................................     15,095,270      7,697,553
Net Assets
Beginning of year..............................    184,617,920    176,920,367
                                                  ------------   ------------
End of period..................................   $199,713,190   $184,617,920
                                                  ------------   ------------


See notes to financial statements.

--------------------------------------------------------------------------------
                                               ACM MANAGED DOLLAR INCOME FUND.15

STATEMENT OF CASH FLOWS
Six Months Ended March 31, 2000 (unaudited)


     STATEMENT OF
       CASH FLOWS

Increase (Decrease) in Cash from Operating
Activities:
Interest and dividends received..................  $  13,427,392
Interest expense paid............................     (1,816,141)
Operating expenses paid..........................     (1,293,701)
                                                   -------------
Net increase in cash from operating activities...                 $ 10,317,550
Investing Activities
Purchases of long-term investments...............   (155,333,810)
Proceeds from disposition of long-term
 investments.....................................    155,492,313
Sales of short-term investments, net.............      3,871,686
                                                   -------------
Net increase in cash from investing activities...                    4,030,189
Financing Activities(a)
Cash dividends and distributions paid............    (14,296,623)
Net decrease in cash from financing activities...                  (14,296,623)
                                                                  ------------
Net increase in cash.............................                       51,116
Cash at beginning of period......................                          504
                                                                  ------------
Cash at end of period............................                 $     51,620
                                                                  ------------
-------------------------------------------------------------------------------
Reconciliation of Net Increase in Net Assets from
Operations to Net Increase in Cash from Operating
Activities
Net increase in net assets from operations.......                 $ 26,916,528
Adjustments
Increase in interest receivable..................  $    (520,033)
Accretion of bond discount.......................     (2,026,433)
Increase in accrued expenses and other assets....         99,545
Increase in interest payable.....................         72,886
Net gain on investments..........................    (14,224,943)
                                                   -------------
Total adjustments................................                  (16,598,978)
                                                                  ------------
Net Increase in Cash from Operating Activities...                 $ 10,317,550
                                                                  ------------


(a)Non-cash financing activities not included herein consist of reinvestment of dividends and distributions.
See notes to financial statements.

--------------------------------------------------------------------------------
16.ACM MANAGED DOLLAR INCOME FUND

NOTES TO FINANCIAL STATEMENTS
March 31, 2000 (unaudited)


     NOTES TO FINANCIAL STATEMENTS

NOTE A
Significant Accounting Policies
ACM Managed Dollar Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 10, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management in-vestment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are gener-ally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, and securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities ex-change whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as deter-mined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put and call options pur-chased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated invest-ment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the in-vestments are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund

-------------------------------------------------------------------------------
                                              ACM MANAGED DOLLAR INCOME FUND.17

         NOTES TO
        FINANCIAL
       STATEMENTS

accretes discounts as adjustments to interest income.

4. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory and Administrative Fees
Under the terms of the Investment Advisory Agreement, the Fund pays Alliance Capital Management, L.P. (the "Adviser") an advisory fee equal to an annualized rate of .75 of 1% of the average adjusted weekly net assets of the Fund during the month.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reim-bursed AFS $1,465 during the six months ended March 31, 2000.

Under the terms of an Administration Agreement, the Fund pays Princeton Admin-istrators, L.P (the "Admin-istrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average adjusted weekly net assets. The Admin-istrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

NOTE C
Investment Transactions
Purchases and sales of investment securities (excluding short-term invest-ments, options and U.S. government securities) aggregated $146,424,808 and $164,923,196, respectively, for the six months ended March 31, 2000. There were no purchases or sales of U.S. government or government agency obligations for the six months ended March 31, 2000.

At March 31, 2000, the cost of investments, for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Ac-cording, gross unrealized appreciation of investments was $15,941,771 and gross unrealized depreciation of investments was $18,947,707, resulting in net unrealized depreciation of $3,005,936.

At September 30, 1999, the Fund had a capital loss carryforward of $57,455,739 which expires in the year 2007.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and has elected to defer net capital losses of $33,684,884 during the fiscal year ended September 30, 1999. To the extent that the carryover losses are used to offset future capital gains, it is prob-able that gain offset will not be distributed to shareholders.

1. Options Transactions
For hedging and investment purposes, the Fund purchases and writes (sells)

-------------------------------------------------------------------------------
18.ACM MANAGED DOLLAR INCOME FUND

     NOTES TO FINANCIAL STATEMENTS

put and call options on U.S. and foreign government securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities ac-quired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are de-creased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexer-cised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on ef-fecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call op-tion is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

There were no transactions in options written for the six months ended March 31, 2000.

2. Interest Rate Swap Agreements
The Fund may enter into interest rate swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instru-ments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a spec-ified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of another party to the swap con-tract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the con-tract. Therefore the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

-------------------------------------------------------------------------------
                                              ACM MANAGED DOLLAR INCOME FUND.19

         NOTES TO
        FINANCIAL
       STATEMENTS


The Fund records a net receivable or payable on a daily basis for the net in-terest income or expense expected to be received or paid in the interest peri-od. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as net unrealized ap-preciation or depreciation on interest rate swap contracts.

At March 31, 2000, the Fund had no outstanding interest rate swap contracts.

NOTE D
Capital Stock
There are 300,000,000 shares of $.01 par value capital stock authorized. Of the 22,066,661 shares of Common Stock outstanding at March 31, 2000, the Ad-viser owned 7,100 shares.

During the six months ended March 31, 2000 and for the year ended September 30, 1999 the Fund issued 63,421 and 380,881 shares, respectively, in connec-tion with the dividend reinvestment plan.

NOTE E
Bank Borrowing
The Fund entered into a Revolving Credit Agreement with Citibank, N.A. which was renewed on March 23, 1998. The maximum credit available is $95,000,000 and the amount outstanding as of March 31, 2000 was $57,500,000 with an average interest rate of 6.57%. Interest payments on current borrowings are based on the London Interbank Offered Rate plus a premium. The average daily amount of the loan outstanding during the six months ended March 31, 2000 was approxi-mately $57,500,000 with a related weighted average annualized interest rate of 6.81%. The Fund is also obligated to pay Citibank, N.A. a facility fee com-puted at the rate of .125 of 1% per annum on the average daily unused portion of the revolving credit.

NOTE F
Concentration of Risk
Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic development which could adversely affect the value of such securities. More-over, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of compa-rable U.S. companies and the United States Government. The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to gov-ernmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

-------------------------------------------------------------------------------
20.ACM MANAGED DOLLAR INCOME FUND

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


     FINANCIAL HIGHLIGHTS

                                     Six
                            Months Ended              Year Ended September 30,
                               March 31,
                                    2000    -------------------------------------------------------
                             (unaudited)        1999        1998        1997        1996       1995
                            -----------------------------------------------------------------------
 Net asset value,
  beginning of period....     $   8.39      $   8.18    $  15.84    $  13.08    $  10.42   $  11.29
                            -----------------------------------------------------------------------
 Income From Investment
  Operations
 Net investment income...          .58(a)       1.25(a)     1.41(a)     1.45(a)     1.27       1.32
 Net realized and
  unrealized gain (loss)
  on investment and
  option transactions....          .64           .34       (6.30)       2.62        2.65       (.85)
                            -----------------------------------------------------------------------
 Net increase (decrease)
  in net asset value from
  operations.............         1.22          1.59       (4.89)       4.07        3.92        .47
                            -----------------------------------------------------------------------
 Less: Dividends and
  Distributions
 Dividends from net
  investment income......         (.56)        (1.25)      (1.56)      (1.31)      (1.26)     (1.32)
 Distributions in excess
  from net investment
  income.................           -0-        (0.13)         -0-         -0-         -0-        -0-
 Distributions from net
  realized gains on
  investments............           -0-           -0-      (1.21)         -0-         -0-        -0-
 Tax return of capital
  distribution...........           -0-           -0-         -0-         -0-         -0-      (.02)
                            -----------------------------------------------------------------------
 Total dividends and
  distributions..........         (.56)        (1.38)      (2.77)      (1.31)      (1.26)     (1.34)
                            -----------------------------------------------------------------------
 Net asset value, end of
  period.................     $   9.05      $   8.39    $   8.18    $  15.84    $  13.08   $  10.42
                            -----------------------------------------------------------------------
 Market value, end of
  period.................     $   9.00      $  10.25    $ 9.3125    $  15.00    $  11.75   $  9.875
                            -----------------------------------------------------------------------
 Total Return(b)
 Total investment return
  based on:
 Market value............        (7.10)%       27.06%     (23.44)%     40.87%      33.53%       .92%
 Net asset value.........        14.13 %       18.69%     (36.22)%     33.64%      40.86%      6.11%
 Ratios/Supplemental Data
 Net assets, end of
  period (000's
  omitted)...............     $199,713      $184,618    $176,920    $336,514    $370,546   $295,013
 Ratio of expenses to
  average net assets.....         2.57 %(c)     2.46%       2.56 %      2.36%       2.59%      2.83%
 Ratio of expenses to
  average net assets
  excluding interest
  expense(d).............         1.09 %(c)     1.11%       1.03 %      1.01%       1.07%      1.17%
 Ratio of net investment
  income to average net
  assets.................         9.92 %(c)    11.27%       8.19 %      8.00%       8.79%     10.56%
 Portfolio turnover
  rate...................           60 %         223%        208 %       274%        443%       344%


See footnote summary on page 22.

--------------------------------------------------------------------------------
                                               ACM MANAGED DOLLAR INCOME FUND.21

        FINANCIAL
       HIGHLIGHTS

(a) Based on average shares outstanding.
(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than the total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.
(c) Annualized.
(d) Net interest expense of 1.48%, 1.35%, 1.53%, 1.35%, 1.52%, and 1.66%, respectively, on loan agreements (See Note E).

--------------------------------------------------------------------------------
22.ACM MANAGED DOLLAR INCOME FUND

SUMMARY OF ADDITIONAL INFORMATION


     SUMMARY OF ADDITIONAL INFORMATION

Supplemental Proxy Information
The Annual Meeting of the Shareholders of ACM Managed Dollar Income Fund, Inc. was held on Tuesday, March 28, 2000. The description of each proposal and num-ber of shares at the meeting are as follows:

                                                                        Abstain/
                                                                       Authority
                                                             Voted For  Withheld
--------------------------------------------------------------------------------
 1. To elect directors: Class Three Directors
                        (term expires in 2003)
                        John D. Carifa                      17,835,340  331,207
                        Ruth Block                          17,835,418  331,129
                        Robert C. White                     17,834,309  332,238
                                                                        Abstain/
                                                                 Voted Authority
                                                  Voted For    Against  Withheld
--------------------------------------------------------------------------------
 2. To ratify the selection of Ernst & Young     17,927,169    103,741  135,637
    LLP as the Fund's independent auditors for
    the fiscal year ending September 30, 2000

--------------------------------------------------------------------------------
                                               ACM MANAGED DOLLAR INCOME FUND.23

GLOSSARY OF INVESTMENT TERMS


      GLOSSARY OF
 INVESTMENT TERMS

basis point (bp)
One basis point equals 0.01%

benchmark
A standard by which a fund's performance can be measured. A benchmark is usu-ally an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

consumer price index (CPI)
An index that measures the cost of living. The CPI is published by the U.S. Bu-reau of Labor Statistics.

credit rating
Credit ratings are issued by independent organizations, such as the Standard & Poor's Ratings group or Moody's Investors Service. These groups attempt to as-sess the likelihood that the issuer of the bond will be able to make timely payments of principal and interest on the bond, based on such factors as the issuer's financial condition and any collateral securing these obligations. Ratings typically range from AAA, which is the highest rating, to D, which is the lowest rating.

Federal Reserve Board
The seven-member board that oversees Federal Reserve Banks, establishes mone-tary policy and monitors the country's economic state.

index
A compilation of securities of similar types of companies that is used to meas-ure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)
The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio
The collection of securities that make up a fund's or an investor's invest-ments.

price-to-earnings (P/E) ratio
What an investor pays for a security versus a company's earnings per share of outstanding stock.

sector
Refers to a distinct part of the economy, for example, the technology sector.

treasuries
Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield
The rate of return on an asset, usually referring to dividend or interest pay-ments, expressed as a percentage of current market price.

--------------------------------------------------------------------------------
24.ACM MANAGED DOLLAR INCOME FUND

ALLIANCE CAPITAL

ALLIANCE CAPITAL
The Investment Professional's Choice


     ALLIANCE CAPITAL

Alliance Capital is a leading global investment management firm with over $394 billion in assets under management. In recognition of our far-reaching invest-ment capabilities, Alliance Capital has been selected by employee benefit plans for 28 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thou-sands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 276 in-vestment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios man-aged by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.
All information on Alliance Capital is as of 3/31/00.

--------------------------------------------------------------------------------
                                               ACM MANAGED DOLLAR INCOME FUND.25

BOARD OF DIRECTORS


         BOARD OF
        DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(/1/)
David H. Dievler(/1/)
John H. Dobkin(/1/)
William H. Foulk, Jr(/1/)
Dr. James M. Hester(/1/)
Clifford L. Michel(/1/)
Donald J. Robinson(/1/)
Robert C. White(/1/)

OFFICERS
Wayne D. Lyski, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Gregory Dube, Senior Vice President
Paul J. DeNoon, Vice President
Christian G. Wilson, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

Administrator                 Preferred Stock:
Princeton Administrators,     Dividend Paying Agent,
L.P.                          Transfer Agent And Registrar
P.O. Box 9095                 IBJ Schroder Bank & Trust
Princeton, NJ 08543-9095      Co.
                              1 State Street
                              New York, NY 10004

Common Stock:                 Independent Auditors
Custodian, Dividend Paying    Ernst & Young LLP
Agent,                        787 Seventh Avenue
Transfer Agent And Registrar  New York, NY 10019
State Street Bank and Trust
Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1) Member of the Audit Committee.
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.
  This report, including the financial statements herein, is transmitted to the shareholders of ACM Managed Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

--------------------------------------------------------------------------------
26 . ACM MANAGED DOLLAR INCOME FUND

ALLIANCE CAPITAL FAMILY OF FUNDS


     ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds
Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quassar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds
All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privalization Fund

Select Investor Series
Premier Portfolio
Technology Portfolio

Fixed Income Funds
Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Limited Maturity Government Fund
Mortgage Securities Income Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at
(800) 227-4618.

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                                               ACM MANAGED DOLLAR INCOME FUND.27

SUMMARY OF GENERAL INFORMATION


       SUMMARY OF
          GENERAL
      INFORMATION

The Fund
ACM Managed Dollar Income Fund is a closed-end management investment company investing substantially all of its assets in U.S. and non-U.S. fixed income securities denominated in U.S. dollars. The Fund is designed for investors who seek high current income and capital appreciation over a period of years from investing in a portfolio of high yield, high risk U.S. and non-U.S. fixed in-come securities which the Fund's investment adviser expects to benefit from improving economic and credit fundamentals.

Shareholder Information
The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling 1-800-426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers each day. The Fund's NYSE trading symbol is "ADF." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan
Pursuant to the Fund's Dividend Reinvestment Plan shareholders whose shares are registered in their own names may elect to have all distributions rein-vested automatically in additional shares of the Fund by State Street Bank & Trust Company, as agent under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for de-tails. All distributions to investors who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the di-rection of State Street Bank & Trust Company. For questions concerning Share-holder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.

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28.ACM MANAGED DOLLAR INCOME FUND

ACM Managed Dollar Income Fund
1345 Avenue of the Americas
New York, New York 10105


[LOGO OF ALLIANCE]

(R) These registered
service Marks used
under license from the
owner, Alliance Capital
Management L.P.

MDISR200